Exhibit No. 10.1
Form 10-QSB
Transform Pack International, Inc.
File No. 0-31727

                          DEED OF LOAN

Between:       BRUCE WEITZ, businessman residing at 37, Mc Grath
Drive,
               Cresskill, N.J. USA, 07626-1747,

               (HEREINAFTER CALLED THE  "LENDER");

AND: TRANSFORM PACK INTERNATIONAL INC., a corporation duly Incorporated under the laws with its registered office at Moncton, N.B. Canada,

               (HEREINAFTER CALLED THE "BORROWER");

  1. The Lender hereby agrees to grant to the Borrower a loan in the amount of 100,000,00 $ USD, which amount is to be disbursed in one installment after the signature of the present agreement.

  2. Until the complete repayment of the loan, thereof, the said loan or any balance Thereof remaining unpaid shall bear interest at the rate of 10 percent (10%) per Year, calculated half yearly and not in advance. All overdue interest shall bear Interest at the rate stipulated above but shall remain eligible at all times without necessity of any notice or putting in default.

  3. The BORROWER hereby binds and obliges himself to repay the amount of the present loan to the LENDER on demand of the said LENDER.

  4. To secure the repayment of the loan (capital, interest and/or accessories), the BORROWER accepts to sign in favor of the LENDER a promissory note for the amount of the loan simultaneously to the present agreement.

  5. The present agreement shall be interpreted according to the laws of New Brunswick.

       WHEREOF, the parties have signed this 19th day of September 2000.

                                /s/
                                BRUCE WEITZ

                                For the BORROWER

                                /s/
                                TRANSFORM PACK INTERNATIOAL INC.